Cambria Cannabis ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 56.9%	Shares	Value
Consumer Staples - 38.6% (a)
Altria Group, Inc.	12,896	$799,423
Boston Beer Co., Inc. - Class A (b)	1,967	420,191
British American Tobacco PLC	16,065	961,952
Imperial Brands PLC	20,447	857,822
Philip Morris International, Inc.	5,231	938,651
Turning Point Brands, Inc.	10,703	1,296,669
Universal Corp.	7,653	433,083
Village Farms International, Inc. (b)	566,191	1,868,430
		7,576,221

Health Care - 14.6%
Cronos Group, Inc. (b)	385,087	966,568
High Tide, Inc. (b)	284,445	635,048
Jazz Pharmaceuticals PLC (b)	3,947	649,242
SNDL, Inc. (b)	403,672	621,655
		2,872,513

Information Technology - 3.7%
WM Technology, Inc. (b)	923,407	713,701
TOTAL COMMON STOCKS (Cost $10,759,315)		11,162,435

REAL ESTATE INVESTMENT TRUSTS - 1.3%	Shares	Value
Financials - 1.3%
Advanced Flower Capital, Inc.	111,415	256,255
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $629,142)		256,255

SHORT-TERM INVESTMENTS – 14.5%	Shares	Value
Money Market Funds - 14.5%
First American Treasury Obligations Fund - Class X, 3.60% (c)	2,851,548	2,851,548
TOTAL SHORT-TERM INVESTMENTS (Cost $2,851,548)		2,851,548

TOTAL INVESTMENTS - 72.7% (Cost $14,240,005)		14,270,238
Other Assets in Excess of Liabilities - 27.3%		5,371,589
TOTAL NET ASSETS - 100.0%		$19,641,827

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Cambria Cannabis ETF
Schedule of Total Return Swap Contracts
January 31, 2026 (Unaudited)

Reference Entity	Counterparty	Long/Short	Financing Rate(a)	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)(b)
Cresco Labs, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/15/2026	$414,827	$-
Glass House Brands, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/15/2026	1,236,936	-
Green Thumb Industries, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/15/2026	1,694,883	-
Grown Rogue International, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/15/2026	1,426,702	-
TerrAscend Corp.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/15/2026	382,441	-
Trulieve Cannabis Corp.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/15/2026	852,501	-
Vireo Growth, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/15/2026	706,952	-
Net Unrealized Appreciation (Depreciation)							-

(a)	Floating rate based on Overnight Bank Fund Rate (“OBFR”), which was 3.63% as of January 31, 2026.
(b)	As of January 31, 2026, the balance of unrealized appreciation (depreciation) of swap contracts was $0 due to the reset of swaps on January 31, 2026.

There are no upfront payments or receipts associated with total return swaps in the Fund as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Cambria Cannabis ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$11,162,435	$–	$–	$11,162,435
Real Estate Investment Trusts	256,255	–	–	256,255
Money Market Funds	2,851,548	–	–	2,851,548
Total Investments	$14,270,238	$–	$–	$14,270,238

Other Financial Instruments:
Total Return Swaps(a)	$–	$–	$–	$–
Total Other Financial Instruments	$–	$–	$–	$–

(a) The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of January 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.